INVESTMENTS - Summary of the Fair Market Value and Net Carrying Value of the Available-For-Sale Securities by Contractual Maturity (Details) $ in Thousands	Sep. 30, 2024 USD ($)
Cost
Due within 1 year	$ 36,813
Due in 1 to 5 years	11,328
Total	48,141
Fair Market Value
Due within 1 year	36,884
Due in 1 to 5 years	11,410
Total	$ 48,294